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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: April 9, 1999

                            THE SEAGRAM COMPANY LTD.
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             (Exact name of registrant as specified in its charter)

           Canada                    1-2275                        None
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(State or other jurisdiction       (Commission                (IRS employer
      of incorporation)            file number)             identification no.)

               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
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               (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                                 (514) 849-5271
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Item 7. Financial Statements and Exhibits.

      (c) Exhibits

            The exhibits listed in the accompanying Exhibit Index relate to Registration Statement (No. 333-62921) on Form S-3 of the registrant and Joseph E. Seagram & Sons, Inc. and are filed herewith for incorporation by reference in such Registration Statement.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE SEAGRAM COMPANY LTD.
                                           (Registrant)

Date: April 20, 1999

                                     By:  /s/ Daniel R. Paladino
                                          -------------------------------------
                                          Daniel R. Paladino
                                          Executive Vice President -- Legal and
                                          Environmental Affairs


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                                  EXHIBIT INDEX

Exhibit
 Number     Description of Exhibit
 ------     ----------------------

(99.1) Pricing Agreement dated April 9, 1999 among Joseph E. Seagram & Sons, Inc. and Morgan Stanley & Co. Incorporated.

(99.2)      Form of 5.79% Senior Note due 2001.


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